GOLD STREAM OBLIGATION	12 Months Ended
Dec. 31, 2017
Gold stream obligation [Abstract]
Disclosure of financial liabilities [text block]
13. Gold stream obligation
In 2015, the Company entered into a $175 million streaming transaction with RGLD Gold AG, a wholly-owned subsidiary of Royal Gold Inc. (“Royal Gold”). Under the terms of the agreement, the Company will deliver to Royal Gold 6.5% of gold production from the Rainy River project up to a total of 230,000 ounces of gold and then 3.25% of the project’s gold production thereafter. The Company will also deliver to Royal Gold 60% of the project’s silver production to a maximum of 3.1 million ounces and then 30% of silver production thereafter. Royal Gold paid $175.0 million in consideration of this transaction.

In addition to the upfront deposit, Royal Gold will pay 25% of the average spot gold or silver price at the time each ounce of gold or silver is delivered under the stream. The difference between the spot price of metal and the cash received from Royal Gold will reduce the $175.0 million deposit over the life of the mine. Upon expiry of the 40-year term of the agreement (which may be extended in certain circumstances), any balance of the $175.0 million upfront deposit remaining unpaid will be refunded to Royal Gold.

The Company has designated the gold stream obligation as a financial liability at fair value through profit or loss (“FVTPL”) under the scope of IFRS 9 (2013). Accordingly, the Company values the liability at the present value of its expected future cash flows at each reporting period with changes in fair value reflected in the consolidated income statements and consolidated statements of comprehensive loss. The gold stream obligation contained a maximum leverage ratio covenant (net debt to EBITDA) of 3.5 : 1.0, with the exception that the net leverage covenant limit is permitted to be increased to 4.0 : 1.0 for two consecutive quarters, provided that it thereafter returns to a maximum of 3.5 : 1.0. Furthermore, the leverage ratio contained in the above agreement with Royal Gold has also been adjusted to match the revised maximum leverage ratio under the Credit Facility, up to March 31, 2018.

The following is a summary of the changes in the Company’s gold stream obligation:

(in millions of U.S. dollars)
Change in Stream Obligation
Balance, December 31, 2015	147.6
Fair value adjustments related to changes in the Company’s own credit risk(1)	67.8
Other fair value adjustments(2)	31.1
Balance, December 31, 2016	246.5
Settlements during the period(3)	(2.4)
Fair value adjustments related to changes in the Company’s own credit risk(1)	7.6
Other fair value adjustments(2)	21.8
Balance, December 31, 2017	273.5
Less: current portion of gold stream obligation	(24.5)
Non-current portion of gold stream obligation	249.0
1.	Fair value adjustments related to changes in the Company’s own credit risk are included in other comprehensive income.
2.	Other fair value adjustments are included in the consolidated income statements.
3.	Of the total $2.4 million in settlements, $1.3 million is unpaid and included in accruals as at December 31, 2017.

Fair value adjustments represent the net effect on the gold stream obligation of changes in the variables included in the Company’s valuation model between the date of receipt of deposit and the reporting date. These variables include accretion, risk-free interest rate, future metal prices, Company-specific credit spread and expected gold and silver ounces to be delivered.